UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 23, 2006

FAVRILLE, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-51134	33-0892797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10421 PACIFIC CENTER COURT, SUITE 150
	SAN DIEGO, CALIFORNIA	92121
	(Address of Principal Executive Offices)	(Zip Code)

(858) 526-8000

(Registrants telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 23, 2006, the Board of Directors (the “Board”) of Favrille, Inc. (the “Company”) approved the following cash compensation for directors of the Company, effective January 1, 2006:

Amount of Payment
Each non-employee director will receive the following annual retainer and fee for each Board meeting he attends	$16,000

Each non-employee director will receive the following fee for each non-telephonic Board meeting he attends in person	$2,000

Each non-employee director will receive the following fee for each telephonic Board meeting he participates in and each non-telephonic Board meeting he participates in telephonically	$1,500

Each non-employee director serving as a member of a committee of the Board (each, a “Committee”) will receive the applicable fee set forth below for each Committee meeting he attends in person or telephonically:

Audit Committee	$1,000
Compensation Committee	$1,000
Nominating and Corporate Governance Committee	$1,000

Each non-employee director serving as the Chairman of the Board or the Chairman of a Committee will receive the applicable annual retainer set forth below:
Chairman of the Board	$5,000
Chairman of the Audit Committee	$4,000
Chairman of the Compensation Committee	$2,500
Chairman of the Nominating and Corporate Governance Committee	$2,500

In addition, at its March 23, 2006 meeting, the Board adopted an amendment (the “Amendment”) of the Company’s 2005 Non-Employee Directors’ Stock Option Plan (the “Directors’ Plan”), subject to the approval of the Company’s stockholders, to provide for the following amended or additional automatic grants of options to purchase shares of the Company’s Common Stock:

	Number of Shares Subject to Automatic Option Grants Under Directors’ Plan
	Prior to the Amendment	As Amended by the Amendment(1)
Annual grant to each non-employee director	8,000	12,500
Annual grant to Chairman of the Board	N/A	10,000
Annual grant to Chairman of the Audit Committee	N/A	7,500
Annual grant to Chairman of the Compensation Committee	N/A	2,500
Annual grant to Chairman of the Nominating and Corporate Governance Committee	N/A	2,500

(1) Subject to the approval of the Company’s stockholders, which the Company plans to solicit in connection with its 2006 Annual Meeting of Stockholders to be held on June 14, 2006.

The Board did not approve any change to the number of shares subject to the automatic initial grant to each non-employee director of the Company upon initial election to the Board (35,000 shares).

At its March 23, 2006 meeting, the Board also approved the payment of discretionary cash bonuses and the grant of options to purchase shares of the Company’s Common Stock to the Company’s executive officers, and established base salary levels for the Company’s executive officers for fiscal year 2006 in the amounts set forth below:

Executive Officer	Bonus	Stock Option Grant(1)	2006 Base Salary(2)
John Longenecker	$100,000	267,255	$385,000
Tamara A. Seymour	$40,000	50,015	$250,000
Dan Gold	$40,000	49,580	$275,000
John Bender	$40,000	50,015	$261,250
John Gutheil	$35,000	50,015	$260,700
Alice Wei	$35,000	39,316	$260,000	(3)
Rich Murawski	$10,000	47,835	$247,015
David L. Guy	N/A	N/A	$250,000

(1)  Stock options were granted pursuant to the terms of the Company’s 2001 Equity Incentive Plan. All of such stock options have a term of ten years and an exercise price of $7.40 per share, the closing sales price of the Company’s Common Stock on March 22, 2006, as reported on NASDAQ. 25% of the shares subject to each such option vest on the first anniversary of the vesting commencement date (January 1, 2006), and 1/48 of the shares subject to such option vest monthly after the first anniversary of the vesting commencement date, such that the options are fully vested on the fourth anniversary of the vesting commencement date.

(2)  Represents executive officers’ base salaries effective January 1, 2006, as recommended by the Compensation Committee and approved by the Board on March 23, 2006. In conducting its annual salary review process the Compensation Committee considered the Company’s performance in fiscal year 2005 and information provided by an independent compensation consultant with respect to the base compensation levels of its executive officers relative to comparable executives in companies that the Company considers competitors.

(3)  Represents full-time annual salary. The employment agreement was amended effective March 16, 2006, whereby the executive will be providing services at a targeted rate of 80% effort level and salary will be adjusted on a pro-rata basis.

In addition, at its March 23, 2006 meeting, the Board approved a merit cash bonus program for executive officers of the Company (the “Bonus Program”). The Bonus Program is effective January 1, 2006 and will be applied annually at the beginning of each calendar year. The Chief Executive Officer and other executive officers are eligible to receive cash bonuses under the Bonus Program. Any such bonuses will be awarded in March of each year for the preceding year’s performance and will be allocated as follows:

(i)            The Company’s Chief Executive Officer would be eligible to receive a cash bonus in an amount of up to 40% of his base salary; and

(ii)           Each other executive officer would be eligible to receive a cash bonus in an amount of up to 30% of his or her base salary.

The amount of each such bonus awarded will be based on achievement of predetermined objectives established for the preceding year, as approved by the Compensation Committee of the Board during the annual review process. Such objectives will be derived from corporate objectives and individual/departmental objectives that will be approved by the Board. The Board (or Compensation Committee, as applicable) will determine the amount of such bonus as follows:

(a)           The amount of the Chief Executive Officer’s bonus will be based entirely on achievement of corporate objectives; and

(b)           The amount of each other executive officer’s bonus will be based 60% on corporate objectives and 40% on individual/departmental objectives.

Executive officers hired by the Company prior to October 1st of the year under review will be eligible for the cash bonus prorated based on the number of months employed.

The Board (or the Compensation Committee, as applicable) will also have the authority to determine that no bonus will be awarded to a particular executive officer or to any of the executive officers in any year.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

At the March 23, 2006 Board meeting, Douglas E. Kelly, M.D., a member of the Board, notified the Company that he will not stand for reelection at the Company’s 2006 Annual Meeting of Stockholders to be held on June 14, 2006. Dr. Kelly has served as a member of the Board since May 2000. He is a General Partner of Alloy Ventures, an affiliate of certain holders of our capital stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAVRILLE, INC.

	By:	/s/ Tamara A. Seymour
Date: March 29, 2006		Tamara A. Seymour
Chief Financial Officer